Investor Presentation Quarter Ended December 31, 2011 Exhibit 99.1

This presentation may include forward-looking statements that reflect Alterra’s current views with respect to future events and financial performance. Statements that include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,”
“will,” “may” and similar statements of a future or forward-looking nature identify forward-looking statements. All forward-
looking statements address matters that involve risks and uncertainties. Accordingly, there are important factors that could cause actual results to differ materially from those indicated in such statements and you should not place undue reliance on any such statements.
These factors include, but are not limited to, the following: (1) the adequacy of loss and benefit reserves and the need to adjust such reserves as claims develop over time; (2) the failure of any of the loss limitation methods employed; (3) the effect of cyclical trends, including with respect to demand and pricing in the insurance and reinsurance markets; (4)
changes in general economic conditions, including changes in capital and credit markets; (5) any lowering or loss of financial ratings; (6) the occurrence of natural or man-made catastrophic events with a frequency or severity exceeding expectations; (7) actions by competitors, including consolidation; (8) the effects of emerging claims and coverage issues;
(9) the loss of business provided to Alterra by its major brokers; (10) the effect on Alterra’s investment portfolio of changing financial market conditions, including inflation, interest rates, liquidity and other factors; (11) tax and regulatory changes and conditions; (12) retention of key personnel; (13) the integration of new business ventures Alterra may enter into; and (14) management’s response to any of the aforementioned factors.
The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the Risk Factors included in Alterra’s most recent reports on Form 10-K and Form 10-Q and other documents on file with the Securities and Exchange
Commission. Any forward-looking statements made in this presentation are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by Alterra will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Alterra or its business or operations. Alterra undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
Cautionary Note Regarding Forward-Looking Statements

Long-Tail
44%
Short- Tail
56%

Insurance
43%
Reinsurance
57%

Alterra

Alterra’s Franchise is Well Positioned For Success
Global underwriter of specialty insurance and reinsurance
Multiple operating platforms - Bermuda, Ireland, United
States, Lloyd's and Latin America
Strong franchise positions across multiple specialty
classes of business
Opportunistic and disciplined underwriting strategy
Strong culture of risk management
Analytical and quantitative underwriting orientation
Business mix shift towards shorter-tail lines
5 year average combined ratio (including cats) of 91.2%
Liquid balance sheet with conservative reserving track record
Shareholders’ equity ~ $2.8 billion at 12/31/11
Low operating and financial leverage
S&P rating upgraded to “A” from “A-”; AM Best rating of “A”
Proven track record of active capital management
2011 repurchases of $223.3 million and dividends of $54.5
million, or 9.5% of 1/1/11 shareholders’ equity
Returned $559 million or ~18% of pro forma 1/1/10
opening shareholders' equity
(1)
in 2010 through dividends
and share repurchases
Raised quarterly dividend by 17% in August 2011 to $0.14
per share
____________________
(1) Shareholders' equity of Max Capital and Harbor Point  on a combined pro forma basis.
2011 GPW

Fourth Quarter 2011 Results
Fourth quarter 2011 net operating diluted
EPS of $0.30 per share
Decrease from 2010 due to higher
catastrophe losses and lower
investment yields
P&C gross premiums written grew 3.6% to
$324.8 million
Driven by new underwriting teams and
new reinsurance business
opportunities and new business in Latin
America
Net investment income of $57.1 million
compared to $61.1 million in 2010
Combined ratio of 97.4%
Catastrophe losses of $55.5 million, net of
reinstatement premium
Diluted book value per share of $26.91 at
12/31/11.
P&C GPW
(3.6% increase)
84.8% 97.4% Combined Ratio
$25.98
$27.18
$25.99
$26.94
Expansion into new lines and regions

$1,405.8
$1,900.7
Dec 31, 2010
Dec 31, 2011

$25.99
$26.91
Dec 31, 2010
Dec 31, 2011

Alterra

Calendar 2011 Results
Calendar 2011 net operating diluted EPS of
$0.91 per share
Decrease from 2010 due to higher
catastrophe losses and lower
investment yields
P&C gross premiums written grew 35.2% to
$1,900.7 million
Driven by additional premium from the
merger with Harbor Point on May 12,
2010;
Also new underwriting teams, new
reinsurance business opportunities and
new business in Latin America
Net investment income of $234.8 million
compared to $222.5 million in 2010
Combined ratio of 98.2%
Catastrophe losses of $253.4 million, net of
reinstatement premium
Diluted book value per share of $26.91 at
12/31/11 up from $25.99 at 12/31/10
P&C GPW
(35.2% increase)
Growth in Book Value
85.7% 98.2% Combined Ratio
Diluted Book Value per Share
(3.5% increase)
Expansion into new lines and regions

2011 global industry cat losses estimated over $105 billion
Market stressed by historic low returns on invested assets
Cash flow levels deteriorating
Industry reserve redundancies diminishing
Property cat underwriting markets improving
Casualty lines showing flat to modest improvement
Pricing poised to positively move further with the next catalyst
Market on the Cusp of Change
Alterra is positioned to be a beneficiary of improving market conditions

2004
Insurance
Property
2003
Insurance
Excess Liability
Professional Liability
2005
Reinsurance
Property / Property Cat
Harbor Point formed
2006
Insurance
Aviation
2008
Lloyd's Insurance
Financial Institutions
Prof. Indemnity
Lloyd's Reinsurance
Accident / Health
Property
2007
U.S. E&S Insurance
Property
Inland Marine
U.S. Casualty
Reinsurance
Multi Peril Crop
Experienced &
highly quantitative
underwriting teams
Lead underwriters average over 20 years in the
business
High percentage of employees hold
professional designations
2009
Lloyd's
Casualty (non U.S.)
A&H Insurance
U.S. Specialty
Professional Liability
Latin America Reinsurance
2002
Traditional Re
Workers' Comp
Medical Malpractice
GL / PL
Aviation
Identifying & Recruiting "Franchise Players" Has Been
Instrumental In Our Success
2010
Alterra formed
by the merger of Max
Capital and Harbor Point
2011
Lloyd’s
Property Direct &
Facultative
U.S. Specialty
Excess Casualty

Reinsurance Insurance Lloyd’s US Specialty Insurance
Major Classes
–
Agriculture
–
Auto
–
Aviation
–
General Casualty
–
Marine and Energy
–
Medical Malpractice
–
Professional Liability
–
Property
–
Surety, Credit and
Political Risk
–
Whole Account
–
Workers’ compensation
–
Aviation
–
Excess Liability
–
Professional Liability
–
Property
–
Accident & Health
–
Agriculture
–
Aviation
–
Casualty
–
Financial Institutions
–
Marine
–
Professional Lines
–
Property
–
Surety
–
Excess Casualty
–
General Liability
–
Marine
–
Professional Liability
–
Property
Operating
Regions
–
Worldwide
–
European Union
–
United States
–
Worldwide
–
United States
Offices
–
Bermuda
–
Bogotá
–
Buenos Aires
–
Dublin
–
London
–
Rio de Janeiro
–
Summit, NJ
–
Bermuda
–
Chicago
–
Dublin
–
Hamburg
–
London
–
New York
–
Sebastopol, CA
–
Zurich
–
Copenhagen
–
London
–
Rio de Janeiro
–
Tokyo
–
Zurich
–
Atlanta
–
Chicago
–
Dallas
–
New York
–
Richmond
–
San Francisco
Local Knowledge  Global Reach

8%
28%
45%
19%

4%
4%
4%
4%
2%
9%
3%
4%
0%
18%
37%
12%

$500.0
$400.0
$300.0
$200.0
$100.0
$0.0
$396.6
$382.9
$389.4
$447.3
$399.6
$410.3
2006
2007
2008
2009
2010
2011

$1,200.0
$1,000.0
$800.0
$600.0
$400.0
$200.0
$0.0
$1,047.7
$998.3
$900.4
$1,060.4
$892.4
$869.7
$423.6
$345.2
$419.5
$489.0
$509.1
2006
2007
2008
2009
2010
2011

____________________
Note: Pro forma gross premium written (“GPW”) represents the combined GPW of Max Capital and Harbor Point net of intercompany eliminations of GPW.
Insurance
(21.6% of 2011 P&C GPW)
Reinsurance
(45.7% of  2011 P&C GPW)
Professional
Liability
Property
Excess
Liability
Aviation
General Casualty
Property
Aviation
Workers Comp.
Professional Liability
Other
Med. Mal.
Marine & Energy
Agriculture
2011 GPW: $410.3 million
= pro forma
Auto
Alterra Has a Strong Market Position in Specialty Classes …
Credit/ Surety
Whole Account
2011 GPW: $869.7 million
2010 GPW: $399.6 million 2010 Pro forma GPW: $892.4 million

26%
27%
5%
42%

13%
5%
9%
18%
7%
2%
46%

$400.0
$300.0
$200.0
$100.0
$0.0
$194.3
$265.9
$294.5
$330.2
2008
2009
2010
2011

$400.0
$300.0
$200.0
$100.0
$0.0
$8.8
$129.0
$202.6
$290.5
2008
2009
2010
2011

Alterra

U.S. Specialty
(17.4% of 2011 P&C GPW)
Alterra at Lloyd’s
(15.3% of  2011 P&C GPW)
…With an Attractive Position in the U.S. Market and Lloyd’s
Professional
Liability
Property
Marine
General
Liability
Property
Aviation
Fin. Institutions
Prof. Liability
Accident & Health
2010 GPW: $294.5 million 2010 GPW: $202.6 million
2011 GPW: $330.2 million 2011 GPW: $290.5 million
Int’l Casualty
Surety

Life & Annuity 0%
Medical Malpractice 2%
Workers' Comp 2%
Financial Institutions 2%
Professional Liability 20%
Auto 5%
Aviation 3%
Marine & Energy 6%
Agriculture 2%
Accident & Health 2%
Other Short-Tail 2%
General Casualty 17%
Property 35%
Whole Account 2%

10%
16%
74%

43%
57%

Alterra

North America
Europe
Other
Reinsurance
Insurance
(2)
2010 GPW  = $1,410.7 million
____________________
(1) Pro forma as if Harbor Point merger occurred on January 1, 2010.
(2) Includes Reinsurance segment, Life & Annuity reinsurance and reinsurance written through Lloyd’s platform.
Diversified and Balanced Business Mix
Global Platform
2011
Line of Business
2011
2010 pro forma GPW = $1,794.1 million (1)
2011 GPW  = $1,904.1 million

300%
150%
125%
100%
75%
50%
25%
0%
124%
96%
96%
77%
96%
75%
101%
84%
94%
76%
103%
85%
156%
98%
110%
84%
Alterra has had one of the lowest combined ratios of its peer group
2005
2006
2007
2008
2009
2010
YTD'11
Average

300%
150%
125%
100%
75%
50%
25%
0%
252%
140%
60%
33%
73%
50%
92%
56%
75%
45%
102%
45%
142%
100%
114%
67%
2005
2006
2007
2008
2009
2010
YTD'11
Average

Alterra

____________________
Source: Company filings, SNL Financial. As of September 30, 2011.
Diversified reinsurers include RE, AXS, ACGL, TRH, PRE, AWH, ENH, AHL, PTP, AGII, ALTE and ORH for historical years. Property focused reinsurers include RNR, VR, MRH, FSR and IPCR for historical years.
Diversified Reinsurers Property Focused Reinsurers
Diversified Platforms Generate More Consistent Margins
Alterra has performed well within its diversified peer group with less volatility than property focused reinsurers
Median
116% 84% 82% 95% 84% 91% 115% 95%
Alterra 106% 86% 88% 92% 88% 86% 98% 92%
Median
201% 55% 61% 89% 66% 84% 138% 99%

3 Year Return on Equity
Alterra’s ROEs Have Been Less Volatile Than Most Peers
____________________
Source:  JMP Research, SNL Financial. 2011 ROE is estimated.
Alterra ROE reflects Pro-Forma data for Max and Harbor Point prior to the merger in May 2010.
ACGL
AHL
AXS
AWH
MRH
PRE
PTP
RNR
VR
ALTE
ENH
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
4% 5% 6% 7% 8% 9% 10% 11% 12% 13% 14%
Std. Dev.

Our strategy is to diversify our book of business so that property cat is one of many components of our business
Results demonstrate that we adequately manage our risk exposure
Our reserving process has been tested by large, recent loss events including:
2011 Australian floods, New Zealand earthquake, Japanese
earthquake and tsunami, US spring storms, Hurricane Irene
2010 Chilean earthquake, New Zealand earthquake
2008 Hurricanes Ike/Gustav
Superior Risk Management
Alterra’s losses from catastrophe events as a % of equity are below our peer group average

PML's as a Percentage of September 30, 2011 Shareholders' Equity

35%
30%
25%
20%
15%
10%
5%
0%
ENH (1)
VR (2)
FSR
AXS (3)
ACGL (4)
ALTE
AHL
AWH (5)
PTP
TRH
RE
1 in 100
1 in 250

Alterra

Peer PML’s as a Percent of Common Equity
____________________
Source:  Dowling & Partners Research
Note: RNR, MRH and PRE do not disclose their PMLs for either 1-in-100 year events or 1-in-250 year events.  All data is based on RMS 11.  RE and TRH utilize AIR.
(1) 1-in-100 Self-imposed limit of 25% of total capital.
(2) 1-in-100 PML and 1-in-250 for U.S. hurricane is $736 mm and $965 mm, respectively.
(3) Single Zone 1-in-250 Tolerance is 25% of common S/E.
(4) 1-in-250 Tolerance is 25% of common S/E.
(5) 1-in-250 Tolerance is 20% of total capital.

Losses Reported - $m
Percentage of December 31, 2010 Capital and Surplus

Alterra

2011 – “The Year of The Cat”
Alterra’s Losses are Below The  Peer Group
__________________
Source:  Company reports and SNL Financial
*Includes estimated Q4 2011 catastrophe losses
**As of September 30, 2011
0
200
400
600
800
1,000
1,200
1,400
1,600
1,800
2,000
0%
5%
10%
15%
20%
25%
30%
35%
40%
45%
50%
Losses Percentage of December 31, 2010 Capital and Surplus
FSR* PRE PTP MRH RE TRH AHL ENH RNR AGII** AWH* ALTE ACGL*

Losses Reported - $m
Percentage of December 31, 2009 Capital and Surplus

Alterra

2010 – Chilean Earthquake / Windstorm Xynthia/
September New Zealand Earthquake
Alterra’s 2010 Losses Are Below Peer Group
____________________
(2) Q2 net losses reflect only losses from the Chilean earthquake.  Initial losses include the Chilean earthquake and Windstorm Xynthia.
(3) Initial loss estimate reflects 50% to 90% of Reuters consensus net operating earnings prior to the earthquake, based on disclosure that net income would remain positive for the quarter.
(4) Initial estimates based on Chile and Xynthia, ultimate losses include the Chilean, Haitian, and Baja earthquakes, Xynthia and the Australian hailstorms.  Based on international catastrophe losses being two-thirds of total catastrophe losses as disclosed in the earnings conference call.
(5) Initial estimate is as of the first quarter conference call.  Both initial and revised estimates reflect only the Chilean earthquake.
(6) Pro forma; includes losses from Harbor Point and Max Capital prior to the merger.  Expressed as a percentage of combined 12/31/09 equity prior to the special dividend.
0
50
100
150
200
250
300
350
400
450
0%
2%
4%
6%
8%
10%
FSR PTP (1) VR (2) RNR (3) MRH RE PRE AHL AXS (2) TRH (2) AWH
(2)(4)
ENH AGII
(1)(5)
ACGL(1) ALTE (6)
Ultimate Net Losses Reported Percentage of December 31, 2009 Capital and Surplus
Source: Company filings and press releases; losses are generally disclosed net of tax and net of reinstatement premiums.
(1)
  Q2 net losses reflect Q1 estimates plus reported development, if any.

Losses Reported - $m
Percentage of June 30, 2008 Capital and Surplus

Alterra

2008 – Hurricanes Ike / Gustav
____________________
Source: Company filings, as of 12/31/08. Losses are generally disclosed net of reinstatement premiums.
(1) Equity includes preferred, which subsequently converted to common.
(2) Results reflect Ike only.
(3) Equity includes preferred, which subsequently converted to common.
(4) TRH does not disclose specific losses but did lose "$169.7 million principally relating to Hurricane Ike."
18
0%
2%
4%
6%
8%
10%
12%
14%
0
50
100
150
200
250
300
350
400
450
VR FSR RNR MRH IPCR(1)PTP(1)ACGL AXS PRE(2) HP(3) AHL ENH ORH TRH(4) AWH RE MXGL
Ultimate Net Losses Reported Percentage of June 30, 2008 Capital and Surplus

PML goal of no more than 25% of starting capital in 1 in 250 year event
Adjust position as market pricing makes risk/reward attractive
Use RMS with “all switches on” and gross-up factors on standard model
Incorporate AIR, market share, industry and client historical loss data
Capture detailed location data and put a premium on data quality
Historically our losses for events have been close to expected ranges
PML and aggregate usage is incorporated into our pricing models
Key In-force PMLs as of January 1, 2012
US wind
1 in 100 year event - $496 million net loss
California earthquake
1 in 250 year event - $364 million net loss
Europe wind
1 in 100 year event - $137 million net loss
Cat Aggregate & PML Management

Reserves for Loss and Loss Expenses
($ in millions)
Insurance
Reinsurance U.S. Specialty
Alterra at Lloyd's
$1,336
68%
32%
2011 2010 2011 2010 2011 2010 2011 2010
$1,335
74%
26%
$2,105
$2,041
63%
37%
68%
32%
$308
59%
41%
28%
$232
72%
65%
35%
62%
38%
$468
$297
$2,500
$2,000
$1,500
$1,000
$500
$0
Note:   As of 12/31/2011 and 12/31/2010; includes the results of Harbor Point from May 12, 2010, the closing date of the merger.
Case
IBNR

$1,840
$1,796
$2,128
$2,213
$2,985
$3,182

Alterra

Favorable Reserve
Development
$5.9 $45.1 $90.8 $77.2 $105.5 $153.3
Development as a
% of Net Reserves
prior to
development
0.3% 2.5% 4.1% 3.4% 3.4% 4.6%
Reserve Development History
($ in millions)
____________________
Note:  Reserve development and net reserves prior to May 12, 2010 are for Max Capital only.   Reserve development excludes changes in reserves resulting from changes in premium estimates on prior years’contracts.
-
500
1,000
1,500
2,000
2,500
3,000
3,500
2006 2007 2008 2009 2010 2011
Net Loss Reserves

High Quality, Liquid Investment Portfolio
As of December 31, 2011
Alterra maintains a high quality, liquid portfolio
96.3% of portfolio in fixed income/cash, which consists of highly rated securities
Assets are generally matched to liabilities
Cycle management extends to investments – 2011 posture
was defensive
Cash balance $922.8 million or 11.8% of portfolio
Average fixed income duration of approximately 4.1 years, including cash
58.3% of the cash and fixed maturities portfolio is held in cash, government / agency-backed securities and “AAA” securities
67.1% of fixed income portfolio rated “AA” or better
Hedge fund investments are marked-to-market
Minimal exposure to selected asset classes
CMBS of $361.1 million (4.6% of portfolio) – average rating of
AA+/Aa1
ABS of $249.0 million (3.2% of portfolio)
RMBS of $1,296.3 million (16.6% of portfolio) – 86.2% agency-
backed
No CDO’s, CLO’s, SIV’s or other highly structured securities
Less than $9.0 million of OTTI losses over the last ten
quarters
Carrying Value $7.8 billion
December 31, 2011
Cash
12%
Other
Investments
4%
Fixed Income
84%

European Government Holdings
Total European government holdings
represent $727.1 million, or 9.3% of the
investment portfolio
No exposure to Greece, Portugal, Italy or
Spain
European financial institutions
Total European financial institution
holdings represent $471.0 million, or
6.0% of the $7.8 billion investment
portfolio
Two largest holdings, which total $115.7
million, are with government-backed
financial institutions.
European Exposure
As of December  31, 2011
France
36%
Germany
34%
Netherlands
20%
Ireland
3%
Belgium
3%
United
Kingdom
2%
Denmark
1%
Other
1%
KFW
10%
Credit Suisse
8%
Lloyds
7%
UBS
6%
BNP Paribas
6%
HSBC
5%
Barclays
5%
Other
39%
European
Investment
Bank
14%

____________________
Note: Primary price / diluted book value multiple as of 2/9/12.
Well Positioned to Build Shareholder Value
Franchise positions in attractive specialty markets
Established operating platforms provide global access to business
Diversified business portfolio across casualty and property lines
Opportunistic approach – nimble and responsive to market trends
High-quality, liquid investment portfolio
Invested asset leverage intended to drive more consistent returns
Balance sheet strength with low leverage / financial flexibility
Attractive entry point – price / diluted book value of 0.90x

25 Appendices

December 31, December 31,
2011 2010
Cash & Fixed Maturities 7,528 $                     7,483 $
Other Investments 287                            378
Premium Receivables 715                            589
Losses Recoverable 1,068                         956
Other Assets 588                            511
     Total Assets 10,186 $                   9,917 $
Property & Casualty Losses 4,217 $                     3,906 $
Life & Annuity Benefits 1,191                         1,276
Deposit Liabilities 151                            148
Funds Withheld 112                            121
Unearned Premium 1,021                         905
Senior Notes 441                            440
Other Liabilities 244                            203
     Total Liabilites 7,377 $                     6,999 $
Shareholders' Equity 2,809                         2,918
10,186 $                   9,917 $
Strong Balance Sheet
($ in millions)
(1) Results for the year ended December 31, 2010 include results from Harbor Point following the close of the merger on May 12, 2010.
(1)

YTD Results Comparison
($ in millions)
Year ended
(1)
Year ended
(2)
Dec. 31, Dec. 31, Dec. 31,
2011 2010 2010
Gross Premiums Written 1,904 $         1,411 $         1,794 $
Net Premiums Earned 1,425 1,172 1,391
Net Investment Income 235 222 247
Net Realized and Unrealized (Losses) Gains on Investments (38) 17 25
Other Than Temporary Impairment Charges (3) (3) (3)
Other Income 5 6 5
Total Revenues 1,624 1,414 1,665
Total Losses, Expenses & Taxes 1,559 1,112 1,373
Net Income 65 $              302 $            292 $
Net Operating Income 97 $              252 $
Property & Casualty Underwriting
Loss Ratio 66.5% 56.1%
Expense Ratio 31.7% 29.6%
Combined Ratio 98.2% 85.7%
(1)
Results for the year ended December 31, 2010 do not include results from Harbor Point prior to the merger on May 12, 2010.
(2) Pro forma information is provided for informational purposes only to present a summary of the combined results of operations assuming the amalgamation with  Harbor
Point had occurred on January 1, 2010. The pro forma information assumes the elimination of intercompany transactions and the amortization of certain acquisition accounting fair value adjustments. The pro forma information does not necessarily represent results that would have occurred if the amalgamation had taken place on
January 1, 2010, nor is it necessarily indicative of the future results.

Year ended December 31, 2011
($ in millions)
Totals in table may not add due to rounding.
(1) Property and Casualty only.
Diversified Operating Platform
Life &
Property & Casualty Annuity Corporate Consolidated
Alterra at
Insurance Reinsurance U.S. Specialty Lloyd's Total Reinsurance
Gross premiums written $410.3 $869.7 $330.2 $290.5 $1,900.7 $3.4 - $            1,904.10 $
Reinsurance premiums ceded (200.2) (83.1) (123.9) (64.5) (471.7) (0.4)              -               (472.1)
Net premiums written $210.1 $786.6 $206.3 $226.0 $1,429.0 $3.0 - $            1,432.00 $
Earned premiums $398.5 $894.0 $302.6 $247.3 $1,842.5 $3.4 - $            1,845.90 $
Earned premiums ceded (187.7) (70.0) (101.3) (61.4) (420.5) (0.4)              -               (420.9)
Net premiums earned 210.8           824.0           201.3             185.9           1,422.0        3.0               -               1,425.0
Net losses and loss expenses (105.8)          (528.0)          (139.6)           (172.3)          (945.6)          -               -               (945.6)
Claims and policy benefits -               -               -                -               -               (59.4) -               (59.4)
Acquisition costs (0.4)              (182.3)          (35.5)             (42.4)            (260.5)          (0.6)              -               (261.1)
General and administrative expenses (37.7)            (79.3)            (35.8)             (37.0)            (189.9)          (0.6)              -               (190.5)
Other income 1.0 1.2               -                1.2 3.4 0.4               -               3.8
Underwriting income (loss) 67.9             35.7             (9.6)               (64.6)            29.4             n/a -               n/a
Net investment income 48.5 186.3 234.8
Net realized and unrealized gains (losses) on investments (10.4) (27.9)            (38.3)
Net impairment losses recognized in earnings (2.9)              (2.9)
Corporate other income 1.6 1.6
Interest expense (43.7) (43.7)
Net foreign exchange gains (1.3) (1.3)
Corporate general and administrative expenses (66.6) (66.6)
Income (loss) before taxes ($19.1) $45.5 $55.8
Loss ratio 50.2% 64.1% 69.3% 92.7% 66.5%
Acquisition cost ratio 0.2% 22.1% 17.6% 22.8% 18.3%
General and administrative expense ratio 17.9% 9.6% 17.8% 19.9% 13.4%
Combined ratio
(1)
68.2% 95.8% 104.8% 135.4% 98.2%